UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of Novume Solutions Inc., Global Technical Services, Inc. (“GTS”) and Global Contract Professionals, Inc. (“GCP”) (collectively “Global”) and NeoSystems, Inc.(“NeoSystems”) after giving effect to our acquisition of Global and the anticipated acquisitions of NeoSystems, and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. These pro forma condensed consolidated financial statements also give effect to the acquisitions of Firestorm Solutions, LLC and Firestorm Franchising, LLC (collectively “Firestorm”) and Brekford, Inc. (“Brekford”) which occurred during fiscal year 2017.

The unaudited pro forma condensed consolidated balance sheet of Novume, Global and NeoSystems as of September 30, 2017 is presented as if the Global and anticipated NeoSystems acquisitions had occurred on September 30, 2017. The unaudited pro forma condensed consolidated statement of operations of Novume, Global, NeoSystems, Firestorm and Brekford for the nine months ended September 30, 2017 is presented as if the all of the acquisitions had taken place on January 1, 2017. The unaudited pro forma condensed consolidated balance sheet of Novume, Global, NeoSystems, Firestorm and Brekford as of December 31, 2016 is presented as if the Global and anticipated NeoSystems acquisitions had occurred on December 31, 2016. The unaudited pro forma condensed consolidated statement of operations of Novume, Global, NeoSystems, Firestorm and Brekford for the fiscal year ended December 31, 2016 is presented as if the acquisitions and planned acquisitions had taken place on January 1, 2016.

The unaudited pro forma condensed consolidated financial information does not purport to represent what the Company’s results of operations would have been if the acquisition of Global and anticipated acquisition of NeoSystems had occurred on January 1, 2016 or January 1, 2017 or what such results will be for any future periods or what the consolidated balance sheet would have been if the acquisition had occurred on September 30, 2017 or December 31, 2016. The actual results in the periods following the acquisitions may differ significantly from that reflected in the unaudited pro forma condensed consolidated financial information for a number of reasons including, but not limited to, differences between the assumptions used to prepare the unaudited pro forma condensed consolidated financial information and the actual amounts and the completion of a final valuation of the acquisitions. In addition, no adjustments have been made for non-recurring integration plans or operational efficiencies that may have been achieved if the acquisitions had occurred on January 1, 2017 or January 1, 2016.

The unaudited pro forma condensed consolidated financial information has been prepared giving effect to the acquisitions, which are accounted for as a business combinations in accordance with the Financial Accounting Standards Board Accounting Standards Codification 805, “Business Combinations.” The unaudited pro forma adjustments are based on management’s preliminary estimates of the values of the tangible and intangible assets and liabilities acquired. As a result, the actual adjustments may differ materially from those presented in the unaudited pro forma condensed consolidated financial statements. A change in the unaudited pro forma adjustments of the purchase price for the acquisitions would primarily result in a reallocation affecting the value assigned to tangible and intangible assets. The income statement effect of these changes will depend on the nature and amount of the assets or liabilities adjusted.

These unaudited pro forma condensed consolidated financial statements, including the notes hereto, should be read in conjunction with (i) the historical consolidated financial statements for Novume for the nine months ended September 30, 2017; and (ii) the historical audited financial statements of NeoSystems included in Exhibit 99.1.

NOVUME SOLUTIONS, INC.
PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2017
(UNAUDITED)

	Novume Solutions, Inc.	Global Technical Services, Inc.	Global Contract Professionals, Inc.	Pro Forma Adjustments	Ref	Novume Solutions, Inc.	NeoSystems, Corp.	Pro Forma Adjustments	Ref	Novume Solutions, Inc.
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$3,762,265	$14,447	$6,487	$(1,090,037)	(1)	$2,693,162	$2,022,078	$(7,250,000)	(6)	$(2,534,760)
Investments	-	-	-	-		-	561,780			561,780
Accounts receivable, net	3,300,742	3,103,292	1,015,174	-		7,419,208	7,408,726	-		14,827,934
Note receivable, current portion	300,000	645,505	-	(645,505)	(3)	300,000	165,742			465,742
Unbilled receivables	-	-	-	-		-	-	-		-
Inventory	169,232	-	-	-		169,232	-	-		169,232
Prepaids and other current assets	253,607	118,722	3,545	-		375,874	813,026	-		1,188,900
Total current assets	7,785,846	3,881,966	1,025,206	(1,735,542)		10,971,352	11,282,779	(7,250,000)		14,678,828
Property and equipment, net	365,036	90,457	23,303	-		478,796	3,272,326	-		3,751,122
Excess purchase price over net assets	1,960,345	-	-	3,725,525	(1)	5,685,870	-	15,833,617	(6)	21,519,487
Intangibles, net	2,168,941	-	-	-		2,168,941				2,168,941
Note receivable, non-current	1,649,000	-	-	-		1,649,000	-	-		1,649,000
Deferred tax asset	1,184,359	-	-	-		1,184,359				1,184,359
Investment at cost	262,140	-	-	-		262,140	-	-		262,140
Other non-current assets	39,387	-	9,241	-		48,628	-	-		48,628
TOTAL ASSETS	$15,415,054	$3,972,423	$1,057,750	$1,989,983		$22,435,210	$14,243,678	$8,583,617		$45,262,505
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable and accrued expenses	$3,290,345	$603,888	$194,930	$(48,539)	(1)	$4,040,624	$3,485,624	-		$7,526,248
Obligations under other notes payable - current portion	-	2,656,421	1,402,331	(645,505)	(3)	3,071,750	4,979,404	-		8,051,154
				(341,497)	(1)
Other current liabilities	72,500	69,940	23,231	4,795	(2)	100,526	468,756	-		569,282
				(69,940)	(1)
Total current liabilities	3,362,845	3,330,249	1,620,492	(1,100,686)		7,212,900	8,933,784	-		16,146,684

LONG - TERM LIABILITIES
Notes payable – stockholders	1,419,753	-	-	200,000	(1)	1,619,753	-	-		1,619,753
Other notes payable - net of current portion	-	954,316	-	(954,316)	(1)	-	-	-		-
Derivative liability	-	-	-	-		-	471,470	(471,470)	(6)	-
Deferred compensation liability	-	-	-	-		-	446,678	-		446,678
Deferred rent, net of current portion	54,705	-	-	-		54,705	1,834,249	-		1,888,954
Total long-term liabilities	1,474,458	954,316	-	(754,316)		1,674,458	2,752,397	(471,470)		3,955,385
TOTAL LIABILITIES	4,837,303	4,284,565	1,620,492	(1,855,003)		8,887,358	11,686,181	(471,470)		20,102,069

Series A convertible redeemable preferred stock	3,845,925	-	-	-		3,845,925	-	-		3,845,925

STOCKHOLDERS’ (DEFICIT) EQUITY
Common stock	1,394	10,000	441	(10,441)	(1)	1,431	3,591,903	(3,591,903)	(6)	1,651
				38	(1)			220	(6)
Additional paid-in capital	9,325,795	565,984	(240,117)	(325,867)	(1)	9,892,045	1,250,383	(1,250,383)	(6)	21,504,410
				566,250	(1)			7,999,781	(6)
					(1)			3,612,584	(6)
Preferred Stock	-	-	-	2,408,610	(1)	2,408,610	571	(571)	(6)	2,408,610
Treasury Stock	-	(4,464,860)	-	4,464,860	(1)	-	-	-		-
Accumulated (Deficit) Earnings	(2,595,363)	3,576,734	(323,065)	(4,795)	(2)	(2,600,158)	(2,285,360)	2,285,359	(6)	(2,600,159)
				(3,253,669)	(1)
Other comprehensive loss	-	-	-	-		-	-	-		-
TOTAL STOCKHOLDERS' (DEFICIT) EQUITY	6,731,826	(312,142)	(562,742)	3,844,986		9,701,928	2,557,497	9,055,087		21,314,511
TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY	$15,415,054	$3,972,423	$1,057,751	$1,989,983		$22,435,210	$14,243,678	$8,583,617		$45,262,505

NOVUME SOLUTIONS, INC.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED)

	Novume Solutions, Inc.	Brekford Traffic Safety, Inc.	Firestorm, LLC & Affiliate (5)	Global Technical Services Inc.	Global Contract Professionals, Inc.	Pro Forma Adjustments	Ref	Novume Solutions, Inc.	NeoSystems, Corp.	Pro Forma Adjustments	Novume Solutions, Inc.

Net revenue	$11,131,825	$2,068,759	$36,760	$13,650,759	$4,936,613	$-		$31,824,716	$23,383,655	$-	$55,208,371
Cost of revenue	6,017,982	778,378	6,279	12,193,454	4,408,811	-		23,404,904	8,564,289	-	31,969,193
Gross Profit	5,113,843	1,290,381	30,482	1,457,305	527,802	-		8,419,813	14,819,366	-	23,239,179

Operating Expenses
Salaries and related expenses	-	1,237,539	-	-	-	-		1,237,539	-	-	1,237,539
Selling, general and administrative expenses	8,036,339	825,545	10,741	1,334,855	542,020	-		10,749,500	14,259,102	-	25,008,602
Total operating expenses	8,036,339	2,063,084	10,741	1,334,855	542,020	-		11,987,039	14,259,102	-	26,246,141
Income (loss) from operations	(2,922,496)	(772,703)	19,740	122,450	(14,218)	-		(3,567,227)	560,264	-	(3,006,963)
Other (expense) income
Interest (expense) income, net	(97,624)	17,546	-	(157,554)	(72,323)	(4,795)	(2)	(314,750)	(676,553)	-	(991,303)
Change in fair value of derivative liability	-	6,132	-	-	-	-		6,132	-	-	6,132
Other income (expense)	142,283	(235,724)	-	10,982	(2,511)	-		(84,970)	13,725	-	(71,245)
Total other (expense) income	44,659	(212,046)	-	(146,572)	(74,834)	(4,795)		(393,588)	(662,828)	-	(1,056,416)
Net income (loss) - before taxes and foreign currency	(2,877,837)	(984,749)	19,740	(24,122)	(89,052)	(4,795)		(3,960,815)	(102,564)	-	(4,063,379)
Benefit from income taxes	964,377	2,068,132	-	-	-	(2,132,725)	(4)	899,784	41,025		940,809
Net income (loss) - from continuing operations	$(1,913,460)	$1,083,383	$19,740	$(24,122)	$(89,052)	$(2,137,520)		$(3,061,031)	$(61,539)	$-	$(3,122,570)
Loss per share - basic and diluted	$(0.20)	$0.02		$(0.55)	$(2.02)	$ ..05	(5)	$(0.21)	$(0.02)	$-	$(0.21)
Weighted average number of shares - basic and diluted	10,920,866	49,311,264		44,050	44,050	(46,011,446)	(5)	14,308,784	3,507,419	(1,315,638)	16,500,565

(1)
Reflects the impact of the merger of Global with Novume on October 1, 2017, including the elimination of Global's equity of $824,505 and the related allocation to excess of purchase price over net assets acquired. Consideration paid as part of this merger include $900,000 in cash, 300,000 shares of Novume common stock, $1,800,000 of Series A Preferred Stock, and debt reduction payments totaling approximately $1,195,554.
(2)
Reflects interest expense of $4,795 on the discounted $907,407 notes payable issued at 7% per annum by Novume as part of the Firestorm acquisition.
(3)
Reflects the elimination of intercompany balances between Global Technical Services, Inc. and Global Contract Professional, Inc.
(4)
Brekford’s vehicle services business (the “Vehicle Services business”) was sold to an unrelated third party on February 28, 2017. Brekford met the criteria for the Vehicle Services business to be classified as held for sale in December 2016 as Brekford had entered into a letter of intent with the purchaser and concluded that such sale was probable prior to December 31, 2016. In the three months ended March 31, 2017 and 2016, Brekford reported financial results for both operations and discontinued operations. ASC 740-20-45 sets down the general rule for allocating income tax expense or benefit between operations and discontinued operations. The general rule requires the computation of tax expense or benefit by entity taking into consideration all items of income, expense, and tax credits. Next, a computation is made taking into consideration only those items related to continuing operations. Any difference is allocated to items other than continuing operations (e.g. discontinued operations). Under these general rules, no tax expense or benefit would be allocated to discontinued operations. An exception to these rules apply under ASC 740-20-45-7 where an entity has 1) a loss from continuing operations and income related to other items such as discontinued operations and 2) the entity would not otherwise recognize a benefit for the loss from continuing operations under the approach described in ASC 740-20-45. This fact pattern applies for the three months ended March 31, 2017 and 2016. Application of this rule exception results in the allocation of tax expense to discontinued operations with an offsetting amount of tax benefit reported by the continuing operations. Overall, Brekford allocated $2,132,725 and $0 of tax expense to net income from discontinued operations and an offsetting tax benefit to net loss from continuing operations in the three months ended March 31, 2017 and 2016, respectively. This pro forma adjustment reflects the elimination of this $2,132,725 tax benefit recognized in current operations related to the discontinued operations during the three months ended March 31, 2017.
(5)
Because Firestorm is an LLC, no earnings per share is calculated.
(6)
Reflects the impact of the merger of NeoSystems with Novume, which is anticipated to close in the first quarter of 2018, including the elimination of NeoSystems' equity of $2,556,926 and the related allocation to excess of purchase price over net assets acquired. Consideration paid for this merger includes $5,000,000 in cash, $8,000,000 in Novume common stock, currently estimated at 2,191,781 shares based on closing share price of $3.65 as of November 11, 2017, debt reduction payments totaling approximately $2,250,000, and assumed fully-vested options under the existing NeoSystems plan totaling approximately $3,613,000. Pro forma adjustment assumes that existing notes payable-non current are reclassified as notes payable-current as a result of this transaction.

NOVUME SOLUTIONS, INC.
PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF DECEMBER 31, 2016
(UNAUDITED)

	Novume Solutions, Inc.	Brekford, Inc.	Firestorm Solutions, LLC and Firestorm Franchising, LLC	Global Technical Services, Inc.	Global Contract Professionals, Inc.	Pro Forma Adjustments	Ref	Novume Solutions, Inc.	NeoSystems, Corp.	Pro Forma Adjustments	Ref	Novume Solutions, Inc.
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$2,788,587	$591,618	$3,319	$43,239	$28,458	$(627,038)	(1)	$7,619,698	$2,662,891	$(7,250,000)	(9)	$3,032,589
		-	-	-	-	1,865,008	(2)
		-	-	-	-	4,048,394	(4)
		-	-	-	-	(1,121,887)	(8)
Accounts receivable, net	1,997,831	115,106	76,517	2,349,756	527,054	-		5,066,264	5,540,963	-		10,607,227
Inter-company receivable		-	-	564,537	-	(564,537)	(7)	-	-	-		-
Unbilled receivables	-	314,262	-	-	-	-		314,262	-	-		314,262
Note receivable, net	-	-	-	-	-	-		-	206,930	-		206,930
Inventory	-	221,186	-	-	-	-		221,186	-	-		221,186
Prepaids and other current assets	81,011	53,211	8,940	318,295	3,525	-		464,982	822,265	-		1,287,247
Current assets - discontinued operations	-	1,069,511	-	-	-	(1,069,511)	(4)	-	-	-		-
Total current assets	4,867,429	2,364,894	88,776	3,275,827	559,037	2,530,429		13,686,392	9,233,049	(7,250,000)		15,669,441
Property and equipment, net	119,069	208,310	-	122,748	32,952	-		483,079	3,643,631	-		4,126,710
Excess of purchase price over net assets acquired	-	-	-	-	-	2,044,974	(1)	6,259,533	-	15,936,358	(9)	22,195,891
						482,045	(3)
						3,732,514	(8)
Notes receivable	-	-	-	-	-	2,000,000	(4)	2,000,000	-	-		2,000,000
Investment at cost	-	-	-	-	-	1,491,000	(4)	1,491,000	-	-		1,491,000
Non-current assets - discontinued operations	-	40,387	-	-	-	(40,387)	(4)	-	-	-		-
Other non-current assets	496,227	9,877	49,811	-	9,241	67,491	(2)	395,684	614,184	-		1,009,868
	-	-	-	-	-	(236,963)	(2)	-	-	-
TOTAL ASSETS	$5,482,725	$2,623,468	$138,587	$3,398,575	$601,230	$12,071,102		$24,315,688	$13,490,864	$8,686,358		$46,492,910
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable and accrued expenses	$1,152,471	$738,942	$62,847	$438,448	$56,166	$(84,007)	(8)	$2,364,867	$2,805,214	-		$5,170,081
Line of credit	-	-	-	2,074,115	434,587	-		2,508,702	-	-		2,508,702
Inter-company payable	-	-	-	-	564,537	(564,537)	(7)	-	-	-		-
Obligations under other notes payable - current portion	-	-	-	421,193	-	(421,193)	(8)	-	4,491,941	-		4,491,941
Capital lease obligations, current portion	-	-	-	-	-	-		-	110,227	-		110,227
Deferred revenue	-	-	-	-	-	-		-	297,847	-		297,847
Current liabilities - discontinued operations	-	971,466	-	-	-	(971,466)	(4)	-	-	-		-
Other current liabilities	-	99,918	-	69,940	19,628	(137,880)	(8)	51,606	-	-		51,606
Total current liabilities	1,152,471	1,810,326	62,847	3,003,696	1,074,918	(2,179,083)		4,925,175	7,705,229	-		12,630,404

LONG - TERM LIABILITIES
Notes payable – stockholders	457,289	-	-	-	-	200,000	(8)	657,289	-	-		657,289
Notes payable - net of current portion	-	-	-	682,897	-	(682,897)	(8)	-	177,352	-		177,352
Deferred rent, net of current portion	56,709	6,520	-	-	-	-		63,229	2,032,189	-		2,095,418
Derivative liability	-	-	-	-	-	-		-	471,470	(471,470)	(9)	-
Deferred compensation liability	-	-	-	-	-	-		-	266,223	-		266,223
Deferred tax liability	-	-	-	-	-	-		-	383,645	-		383,645
Long-term liabilities - discontinued operations	-	989,520	-	-	-	(989,520)	(4)	-	-	-		-
Convertible promissory notes, net of debt discounts and issuance costs	-	299,147	-	-	-	907,407	(1)	1,206,554	-	-		1,206,554
Total long-term liabilities	513,998	1,295,187	-	682,897	-	(565,010)		1,927,072	3,330,879	(471,470)		4,786,481
TOTAL LIABILITIES	1,666,469	3,105,513	62,847	3,686,593	1,074,918	(2,744,093)		6,852,247	11,036,108	(471,470)		17,416,885

Series A convertible redeemable preferred stock	2,269,602	-	-	-	-	1,865,008	(2)	3,897,647	-	-		3,897,647
						(236,963)	(2)
STOCKHOLDERS’ (DEFICIT) EQUITY
Member's (deficit) equity	-	-	75,740	-	-	(75,740)	(1)	-	-	-		-
Common stock	500	4,931	-	10,000	441	49	(1)	587	3,427,654	219	(9)	806
	-	-	-	-	-	(4,931)	(3)			(3,427,654)	(9)
	-	-	-	-	-	(10,441)	(8)
	-	-	-	-	-	38	(8)
Additional paid-in capital	1,976,549	11,515,472	-	565,984	-	1,203,937	(1)	3,814,227	1,250,383	(1,250,383)	(9)	15,426,592
	-	-	-	-	-	(11,515,472)	(3)			7,999,781	(9)
	-	-	-	-	-	67,491	(2)			3,612,584	(9)
	-	-	-	-	-	(565,984)	(8)
	-	-	-	-	-	566,250	(8)
Preferred Stock	-	-	-	-	-	2,408,610	(8)	2,408,610	522	(522)	(9)	2,408,610
Treasury Stock, at cost 10,600 shares at December 31, 2016	-	(5,890)	-	(4,464,860)	-	5,890	(3)	-	-	-		-
						4,464,860	(8)
Accumulated (Deficit) Earnings	(430,395)	(11,996,783)	-	3,600,858	(474,129)	(617,717)	(1)	7,342,370	(2,223,803)	2,223,803	(9)	7,342,370
	-	-	-	-	-	11,996,783	(3)
	-	-	-	-	-	8,390,482	(4)
	-	-	-	-	-	(3,126,729)	(8)
Other comprehensive loss	-	225	-	-	-	(225)	(3)	-	-	-		-
TOTAL STOCKHOLDERS' (DEFICIT) EQUITY	1,546,654	(482,045)	75,740	(288,018)	(473,688)	13,187,150		13,565,794	2,454,756	9,157,828		25,178,378
TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY	$5,482,725	$2,623,468	$138,587	$3,398,575	$601,230	$12,071,102		$24,315,688	$13,490,864	$8,686,358		$46,492,910

NOVUME SOLUTIONS, INC.
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016
(UNAUDITED)

	Novume Solutions, Inc.	Brekford, Corp.	Firestorm Solutions LLC and Franchising LLC (5)	Global Technical Services, Inc.	Global Contract Professionals, Inc.	Pro Forma Adjustments	Ref	Novume Solutions, Inc.	NeoSystems, Corp.	Pro Forma Adjustments	Novume Solutions, Inc.
Net revenue	$12,128,406	$2,534,264	$1,195,474	$18,116,381	$6,272,572	$-		$40,247,097	$29,821,204	$-	$70,068,301
Cost of revenue	6,959,514	827,304	686,722	16,076,148	5,605,520	-		30,155,208	11,659,346	-	41,814,554
Gross Profit	5,168,892	1,706,960	508,752	2,040,233	667,052	-		10,091,889	18,161,858	-	28,253,747

Operating Expenses
Salaries and related expenses	-	1,645,073	-	-	-	-		1,645,073	-	-	1,645,073
Selling, general and administrative expenses	5,262,768	1,071,272	563,897	2,313,754	896,702	490,680	(10)	10,599,073	20,256,251	-	30,855,324
Total operating expenses	5,262,768	2,716,345	563,897	2,313,754	896,702	490,680		12,244,146	20,256,251	-	32,500,397
Income (loss) from operations	(93,876)	(1,009,385)	(55,145)	(273,521)	(229,650)	(490,680)		(2,152,257)	(2,094,393)	-	(4,246,650)
Other (expense) income
Interest expense	(165,079)	(402,168)	-	(125,015)	(71,621)	(63,519)	(6)	(827,402)	(1,229,479)		(2,056,881)
Change in fair value of derivative liability	-	74,676	-	-	-	-		74,676	806,568	-	881,244
Other income (expense)	-	-	12,596	2,074	(682)	-		13,988	25,077	-	39,065
Loss on extinguishment of debt	-	(291,911)	-	-	-	-		(291,911)	-	-	(291,911)
Total other (expense) income	(165,079)	(619,403)	12,596	(122,941)	(72,303)	(63,519)		(1,030,649)	(397,834)	-	(1,428,483)
Net income (loss) - before taxes and foreign currency	(258,955)	(1,628,788)	(42,549)	(396,462)	(301,953)	(554,199)		(3,182,906)	(2,492,227)	-	(5,675,133)
Benefit from income taxes / income tax expense	219,971	230,900	-	-	-	-		450,871	1,385,252	-	1,836,123
Net income (loss) - from continuing operations	(38,984)	(1,397,888)	(42,549)	(396,462)	(301,953)	(554,199)		(2,732,035)	(1,106,975)	-	(3,839,010)
Net income from discontinued operations	-	343,485	-	-	-	(343,485)	(4)	-	-		-
Net income (loss)	$(38,984)	$(1,054,403)	$(42,549)	$(396,462)	$(301,953)	$(897,684)		$(2,732,035)	$(1,106,975)	$-	$(3,839,010)

Loss per share - basic and diluted	$(0.01)	$(0.02)		$(9.00)	$(6.85)	$0.01	(5)	$(0.19)	$(0.32)	$-	$(0.23)

Weighted average number of shares - basic and diluted	3,958,619	47,357,787		44,050	44,050	(37,095,722)	(5)	14,308,784	3,503,419	(1,311,638)	16,500,565

(1)
Reflects the financial impact of the Firestorm acquisitions by Novume on January 25, 2017, including the elimination of the Firestorm equity, the acquisition consideration paid of $500,000 in cash, the net present value of the $1,000,000 notes payable to be issued, 488,094 shares of common stock in the aggregate to be issued to the Firestorm principals valued at $2 per share, the warrants to be issued to purchase 325,398 Novume Common Shares valued at $227,700 and excess of purchase price consideration over net asset values as of December 31, 2016. Included in cash paid is $127,037 in cash that would have been remitted for interest expense on the notes payable issued by Novume for the Firestorm acquisition. Amounts recorded include the impact of the amortization of the excess of purchase price consideration over net asset values of $490,680 for the year ended December 31, 2016.
(2)
Reflects the impact of the second and third closings of Novume's redeemable, convertible Series A Preferred Stock and Unit Warrants offering, net of offering costs. The aggregate gross proceeds of the second and third closings for 200,757 Units was $2,007,570 and offering costs netted against the gross proceeds were $142,565, for net proceeds of $1,865,008. The Company also eliminated on a pro forma basis $216,842 of costs that were paid in 2016 and deferred as of December 31, 2016. The fair value of $67,491 related to the 50,189 Unit Warrants issued related to the second and third closings were recorded to equity.
(3)
Reflects the impact of the Brekford merger with Novume on August 28, 2017, including the elimination of Brekford's equity of $482,045 as of December 31, 2016 and the related allocation to excess of purchase price over net assets acquired. Equity consideration and related intangible assets will be finalized included upon approval and completion of the merger.
(4)
Reflects the consideration received of $4,048,394 in net cash and $2,000,000 in notes receivable, and the disposition of Brekford's vehicle services business (the "Vehicle Services business") which was sold to an unrelated third party on February 28, 2017. Brekford met the criteria for the Vehicle Services business to be classified as held for sale in December 2016 as Brekford had entered into a letter of intent with the purchaser and concluded that such sale was probable prior to December 31, 2016. As such, Brekford reported the Vehicle Services business as discontinued operations in Brekford's consolidated financial statements as of December 31, 2016 and for the years ended December 31, 2016 and 2015, respectively. The Company eliminated current assets - discontinued operations of $1,069,511, non-current assets -discontinued operations of $40,387, current liabilities - discontinued operations of $971,466 and long term liabilities - discontinued operations of $989,520, that were recorded on Brekford's balance sheet as of December 31, 2016. The Company also recorded the cost investment of $1,491,000 related to the 19.9% retained ownership (estimated fair value after the purchase price allocation for the Brekford merger) and a net adjustment to accumulated earnings of $6,883,827, representing the gain on sale of the discontinued operations. For the income statement, Brekford's reported net income from discontinued operations in fiscal year 2016 of $343,485 and in fiscal year 2015 of $573,659 were eliminated.
(5)
Because Firestorm is an LLC, no earnings per share is calculated.
(6)
Reflects interest expense of $63,519 on the discounted $907,407 notes payable issued at 7% per annum by Novume as part of the Firestorm acquisition for the years ended December 31, 2016 and 2015.
(7)
Reflects the elimination of intercompany balances between Global Technical Services, Inc. and Global Contract Professional, Inc.
(8)
Reflects the impact of the merger of Global with Novume on October , 2017 including the elimination of Global's negative equity of $822,724 and the related allocation to excess of purchase price over net assets acquired. Consideration paid for this merger includes $900,000 in cash, 300,000 shares of Novume's common stock, $1,800,000 of Series A Preferred Stock, and debt reduction payments totaling approximately $1,195,554.
(9)
Reflects the impact of the anticipated merger of NeoSystems with Novume in the first quarter of 2018, including the elimination of NeoSystems' equity of $2,454,756 and the related allocation to excess of purchase price over net assets acquired. Consideration paid for this merger includes $5,000,000 in cash, $10,000,000 in Novume common stock, currently estimated at 2,739,726 shares based on closing share price of $3.65 as of November 11, 2017, debt reduction payments totaling approximately $2,250,000 and the value of assumed fully-vested options under the existing NeoSystems option plan totaling approximately $3,613,000.
(10)
Reflects amortization expense of $490,680 on the excess of purchase price consideration over net asset values related to the acquisition of Firestorm for the year ended December 31, 2016.